NATIONS FUND TRUST

                               NATIONS PRIME FUND
                              NATIONS TREASURY FUND

   SUPPLEMENT DATED FEBRUARY 28, 1996 TO PROSPECTUSES DATED SEPTEMBER 30, 1995


              Effective March 1, 1996, the Prospectuses for the Trust A, Trust B, Investor A, Investor B, Investor C and Investor D Shares of NATIONS PRIME FUND AND NATIONS TREASURY FUND are hereby supplemented as follows:

              1. By substituting the following for the second sentence in the first paragraph in the section entitled "HOW TO BUY SHARES -- EFFECTIVE TIME OF PURCHASES":

                     A purchase order must be received by Stephens or by the Transfer Agent by 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund).

              2. By substituting the following for the first three sentences in the second paragraph in the section entitled "HOW TO REDEEM SHARES":

                     Redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to Selling Agents. Nations Fund reserves the right to wire redemption proceeds within five Business Days after receiving the redemption order if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. Redemption orders received by Stephens or by the Transfer Agent after 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), will be processed on the next Business Day.

              3. By substituting the following for the second sentence in the first paragraph in the section entitled "HOW THE FUNDS VALUE THEIR SHARES":

                     Shares are valued as of 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on each Business Day.

              4. By substituting the following for the first sentence in the first paragraph in the section entitled "HOW DIVIDENDS AND DISTRIBUTIONS ARE MADE; TAX INFORMATION -- DIVIDENDS AND DISTRIBUTIONS":

                     Dividends from net investment income of each Fund are declared daily to shareholders at 3:00 p.m., Eastern time (1:00 p.m. Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund) on the day of declaration.

                               NATIONS FUND TRUST
                               NATIONS FUND, INC.
                          NATIONS FUND PORTFOLIOS, INC.

                                 TRUST B SHARES

                      Supplement dated February 28, 1996 to
                  Preliminary Prospectus dated February 9, 1996

         The Preliminary Prospectus for the Trust B Shares which the NATIONS GLOBAL GOVERNMENT INCOME FUND is hereby supplemented as follows:

         1. By substituting the following for the Nations Global Government Income Fund table in the section entitled "EXPENSE SUMMARY -- SHAREHOLDER TRANSACTION EXPENSES":

SHAREHOLDER TRANSACTION EXPENSES

                                                            Nations
                                                             Global
                                                           Government
                                                          Income Fund

Sales Load Imposed on Purchases                               None
Deferred Sales Load                                           None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees*                                             0.70%
Other Expenses*                                              1.10%
Total Operating Expenses*                                    1.80%

*    After any waivers and reimbursements

         2. By substituting the following for the Nations Global Government Income Fund table in the section entitled "EXPENSE SUMMARY -- EXAMPLES":

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Trust B Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                               Nations Global
                                                                 Government
                                                                 Income Fund

                  1 Year                                             $18

                  3 Years                                            $57

(A redherring appears in the left-hand side of this page. Text is as follows:)

     Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION DATED
FEBRUARY 9, 1996
Prospectus

                                      TRUST B SHARES
                                    MARCH     , 1996

This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund") of the Nations Fund Family ("Nations Fund" or "Nations
Fund Family"). This Prospectus describes one class of shares of each Fund -- Trust B Shares.

This Prospectus sets forth concisely the information about Nations Fund that a prospective purchaser of Trust B Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust, Nations Fund, Inc. and Nations
Fund Portfolios, Inc. ("Nations Portfolios") is contained in separate Statements of Additional
Information ("SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs for Nations Fund Trust,
Nations Fund, Inc. and Nations Portfolios dated
September 30, 1995, September 30, 1995 and July 1,
1995, respectively, are incorporated by reference in their entirety into this Prospectus.

NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is sub-investment adviser to certain of the Funds and Nations Gartmore Investment Management ("Nations
Gartmore") is sub-investment adviser to the other
Funds. As used herein the "Adviser" shall mean NBAI, TradeStreet and/or Nations Gartmore as the context may require.

SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.

NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

EQUITY FUNDS:
Nations Value Fund
Nations Equity Income Fund
Nations International Equity Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund
Nations Disciplined Equity Fund
Nations Equity Index Fund
BALANCED FUND:
Nations Balanced Assets Fund
BOND FUNDS:
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund
Nations Global Government Income Fund


                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-626-2275
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255

                                                    NATIONS
                                                       FUND

About The Funds


                            Table  Of  Contents

                            Expenses Summary                                   3

                            Objectives                                         5

                            How Objectives Are Pursued                         6

                            How Performance Is Shown                          18

                            How the Funds Are Managed                         18

                            Organization and History                          23

About Your
Investment

                            How to Buy Shares                                 25

                            Shareholder Administration Arrangements           25

                            How to Redeem Shares                              26

                            How to Exchange Shares                            26

                            How the Funds Value Their Shares                  27

                            How Dividends and Distributions Are Made; Tax
                            Information                                       27

                            Appendix A -- Portfolio Securities                29

                            Appendix B -- Description of Ratings              37


                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Trust B Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

NATIONS FUND EQUITY/BALANCED FUNDS TRUST B SHARES

SHAREHOLDER TRANSACTION EXPENSES

                                                            Nations                       Nations                       Nations
                              Nations        Nations        Inter-         Nations        Pacific        Nations       Emerging
                               Value         Equity        national       Emerging        Growth         Capital        Growth
                               Fund        Income Fund    Equity Fund   Markets Fund       Fund        Growth Fund       Fund

Sales Load Imposed on
  Purchases                       None           None           None           None           None           None           None
Deferred Sales Load               None           None           None           None           None           None           None

                              Nations        Nations
                            Disciplined      Equity         Nations
                              Equity          Index        Balanced
                               Fund           Fund        Assets Fund
Sales Load Imposed on
  Purchases                       None           None           None
Deferred Sales Load               None           None           None

ANNUAL FUND
OPERATING
EXPENSES
(as a percentage of
average net assets)

Management Fees1                  .75%           .70%           .90%          1.10%           .90%           .75%           .75%
Other Expenses1                   .67%           .75%           .70%          1.30%          1.30%           .67%           .70%
Total Operating Expenses1        1.42%          1.45%          1.60%          2.40%          2.20%          1.42%          1.45%

Management Fees1                  .75%           .10%           .75%
Other Expenses1                   .75%           .80%           .70%
Total Operating Expenses1        1.50%           .90%          1.45%

1 After any waivers and reimbursements.

NATIONS FUND BOND FUNDS TRUST B SHARES

SHAREHOLDER TRANSACTION EXPENSES

                                                              Nations
                                                              Short-
                                                              Inter-           Nations          Nations          Nations
                                                              mediate        Government       Short-Term       Diversified
                                                            Government       Securities         Income           Income
                                                               Fund             Fund             Fund             Fund

Sales Load Imposed on Purchases                                   None             None             None             None
Deferred Sales Load                                               None             None             None             None


                                                              Nations
                                                             Strategic         Nations
                                                               Fixed           Global
                                                              Income         Government
                                                               Fund          Income Fund
Sales Load Imposed on Purchases                                   None             None
Deferred Sales Load                                               None             None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1                                                  .40%             .50%             .30%             .50%
Other Expenses1                                                   .53%             .65%             .57%             .67%
Total Operating Expenses1                                         .93%            1.15%             .87%            1.17%

Management Fees1                                                  .50%            0.70%
Other Expenses1                                                   .52%            0.95%
Total Operating Expenses1                                        1.02%            1.65%

1 After any waivers and reimbursements.

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Trust B Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                        Nations              Nations              Nations              Nations
                                                        Equity            International          Emerging              Pacific
                             Nations Value Fund       Income Fund          Equity Fund         Markets Fund          Growth Fund

1 Year                            $      14            $      15            $      16            $      24            $      22
3 Years                           $      45            $      46            $      50            $      75            $      69


                                                        Nations                                   Nations        Nations Government
                             Nations Disciplined     Equity Index       Nations Balanced    Short- Intermediate      Securities
                                 Equity Fund             Fund              Assets Fund        Government Fund           Fund

1 Year                            $      15            $       9            $      15            $       9            $      12
3 Years                           $      47            $      29            $      46            $      30            $      37

                              Nations Strategic     Nations Global
                                Fixed Income       Government Income
                                    Fund                 Fund

1 Year                            $      10            $      17
3 Years                           $      32            $      52

                                   Nations
                                   Capital         Nations Emerging
                                 Growth Fund          Growth Fund
1 Year                            $      14            $      15
3 Years                           $      45            $      46
                                   Nations
                              Short-Term Income   Nations Diversified
                                    Fund              Income Fund
1 Year                            $       9            $      12
3 Years                           $      28            $      37

The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Trust B Shares will bear either directly or indirectly. The "Other Expenses" figures in the above tables are based on estimated amounts for each Fund's current fiscal year and reflect anticipated fee waivers and reimbursements. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). For more complete descriptions of the Funds' operating expenses, see "How the Funds are Managed."

Absent fee waivers and reimbursements, "Management Fees," "Other Expenses" and "Total Operating Expenses" for Trust B Shares of the indicated Fund would have been as follows: Nations Value Fund -- .75%, .75% and 1.50%, respectively; Nations Equity Income Fund -- .70%, .85% and 1.55%, respectively; Nations International Equity Fund -- .90%, .80% and 1.70%, respectively; Nations Emerging Markets Fund -- 1.10%, 1.40% and 2.50%, respectively; Nations Pacific Growth Fund -- 0.90%, 1.40% and 2.30%, respectively; Nations Capital Growth Fund -- .75%, .77% and 1.52%, respectively; Nations Emerging Growth
Fund -- .75%, 80% and 1.55%, respectively; Nations Disciplined Equity
Fund -- .75%, .80% and 1.55%, respectively; Nations Equity Index Fund -- .50%,
 .90% and 1.40%, respectively; Nations Balanced Assets Fund -- .75%, .80% and 1.55%, respectively; Nations Short-Intermediate Government Fund -- .60%, .78% and 1.38%, respectively; Nations Government Securities Fund -- .64%, 90% and 1.54%, respectively; Nations Short-Term Income Fund -- .60%, .82% and 1.42%, respectively; Nations Diversified Income Fund -- .60%, .92% and 1.50%, respectively; Nations Strategic Fixed Income Fund -- .60%, .77% and 1.37%, respectively; and Nations Global Government Income Fund -- 0.70%, 1.20% and 1.90%, respectively.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Objectives

EQUITY FUNDS:

NATIONS VALUE FUND: The Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.

NATIONS EQUITY INCOME FUND: The Nations Equity Income Fund's objective is to seek to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which the Adviser believes have favorable prospects for increasing dividend income and/or capital appreciation.

NATIONS INTERNATIONAL EQUITY FUND: The Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.

NATIONS EMERGING MARKETS FUND: The Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.

NATIONS PACIFIC GROWTH FUND: The Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).

NATIONS CAPITAL GROWTH FUND: The Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of the Adviser, have above average potential for capital appreciation. Over time, total return is likely to consist primarily of capital appreciation and secondarily of dividend and interest income.

NATIONS EMERGING GROWTH FUND: The Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.

NATIONS DISCIPLINED EQUITY FUND: The Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by the Adviser to have the potential for significant increases in earnings per share.

NATIONS EQUITY INDEX FUND: The investment objective of the Nations Equity Index Fund is to seek investment results that correspond, before fees and expenses, to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500" or the "Index").1 The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the performance of the S&P 500.

BALANCED FUND:

NATIONS BALANCED ASSETS FUND: The Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among three major asset groups: common stocks, fixed income securities, and cash equivalents.

BOND FUNDS:

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations. Under normal market conditions, the Fund is expected to have an average dollar weighted maturity between two and seven years.

NATIONS GOVERNMENT SECURITIES FUND: The Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primar
1 "Standard & Poor's 500" is a registered service mark of Standard & Poor's
  Corporation, which does not sponsor and is in no way affiliated with the Nations Equity Index Fund.

ily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NATIONS SHORT-TERM INCOME FUND: The Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds. Under normal market conditions, it is expected that the Fund will have an average dollar weighted maturity of three years or less. The Fund's investment program attempts to maintain a higher level of income than normally provided by money market instruments, and more price stability than investments in intermediate and long-term bonds. However, the value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

NATIONS DIVERSIFIED INCOME FUND: The Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities.

NATIONS STRATEGIC FIXED INCOME FUND: The Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may under normal market conditions invest in long-term, intermediate-term and short-term securities and has not placed any limitations on the duration of the portfolio.

NATIONS GLOBAL GOVERNMENT INCOME FUND: The Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.

Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that they will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market.

   How Objectives Are Pursued

EQUITY FUNDS:

NATIONS VALUE FUND: The Fund invests in stocks drawn from a universe of approximately 800 stocks monitored by the Adviser, which closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $300 million or more and have average monthly trading volume of at least $10 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.

Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price-to-earnings relative to corresponding ratios of other stocks in the same industry or economic sector. The Adviser believes that companies with lower price/earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.

In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest in securities of foreign issuers. See "Appendix A -- Foreign Securities." The Fund also may hold up to 20% of its total assets in U.S. Government Obligations, and investment grade bonds and other debt securities of domestic companies. Obligations with the lowest investment grade rating (e.g. rated "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, the Adviser believes that, over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the Standard & Poor's 500 Stock Index ("S&P 500 Index"), a broad-based and widely used index of common stock prices. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Adviser believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average current dividend yields relative to the S&P 500 Index;

(Bullet) five years of stable or increasing dividends;

(Bullet) established operating histories; and

(Bullet) strong balance sheets and other favorable financial characteristics.

To achieve its objectives, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (i.e., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.

In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate, government, and municipal bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (e.g. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (e.g., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (e.g. rated "BB" by S&P), or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.

The Fund may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in countries located in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in one or two countries.

In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund also may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks;

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bonds, notes and other debt securities (including Eurodollar securities); and
obligations of domestic or foreign governments and their political subdivisions.

The Fund also may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers, securities of foreign investment funds or trusts and real estate investment trust securities. For additional information concerning the Fund's investment practices, see "Appendix A."

NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of companies that conduct their principal business activities in emerging markets. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50 percent) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50 percent of its assets situated in such country, market or region.

Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, Global Depositary Receipts ("GDRs"), EDRs, and ADSs of such issuers.

The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers that conduct their principal business activities in the regions known as the Pacific Basin and the Far East. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers that conduct their principal business activities in Japan.

The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

8
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
In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships. The Fund may invest in ADRs, GDRs, EDRs, and ADSs.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above average earnings growth relative to the S&P 500 Index;

(Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and

(Bullet) above average return on equity relative to the S&P 500 Index.

In addition, the Fund's investment program enables it to invest in the following companies that comprise the equity markets:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;
(Bullet) companies that own or develop natural resources, such as energy exploration companies;
(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;
(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and (Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.

In seeking capital growth, the Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. Market misconceptions, temporary bad news and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. These undervalued securities can provide the opportunity for above average market performance. Through intensive research, visits to many companies each year, and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS EMERGING GROWTH FUND: The Fund will invest in common stocks and securities convertible into common stocks selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above

                                                                               9
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
average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.

In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

The volatility of emerging growth stocks is higher than that of larger companies. Many of these stocks trade over the counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad.

NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.

In selecting stocks for purchase by the Fund, the Adviser utilizes quantitative analysis supported by fundamental research. This approach seeks to identify companies that have experienced positive historical earnings trends, as evidenced by earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. Although the Fund seeks to invest in companies with increasing earnings, the Fund's investment objective focuses on long-term capital appreciation; income is not an objective of the Fund.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.

The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

The Fund may invest in foreign securities. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated. See "Appendix A -- Foreign Securities." For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments and money market instruments.

NATIONS EQUITY INDEX FUND: Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 Index. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Different stocks have different weightings in the Index, depending on the amount of stock outstanding and its current price. In seeking to duplicate the performance of the S&P 500 Index, the Adviser will attempt to allocate the Fund's portfolio

10
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
among common stock in approximately the same weightings as the S&P 500 Index, beginning with the heaviest weighted stocks that make up a larger portion of the Index's value.

The Adviser generally will seek to match the composition of the S&P 500 Index as much as possible, but may not always invest the Fund's portfolio to mirror the Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 Index stocks and may at times have its portfolio weighted differently from the S&P 500 Index. The Fund may omit or remove an S&P 500 Index stock from its portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Adviser may purchase stocks that are not included in the S&P 500 Index to compensate for these differences if it believes that their prices will move together with the prices of S&P 500 Index stocks omitted from the portfolio.

Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical in common stocks. However, the Fund will maintain a reasonable position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. government securities and repurchase agreements.

The Fund may also invest a portion of its portfolio in instruments whose return depends on stock market prices. These may include debt securities whose prices or interest rates are indexed to the return of the S&P 500 Index, or swap agreements linked to the S&P 500 Index, and options and futures contracts. The Fund would invest in these types of instruments in order to seek to match the total return of the Index in accordance with its investment objective. However, instruments linked to stock market returns may not track the return of the Index in all cases, and may involve additional credit risks. For additional information concerning the Fund's investment practices, see "Appendix A."

ABOUT THE INDEX: The S&P 500 Index is composed of 500 common stocks, which are chosen by S&P on a statistical basis to be included in the Index. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment. The Index is determined, composed and calculated by S&P without regard to the Fund. S&P is neither a sponsor of, nor in any way affiliated with the Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Fund or as to the ability of the Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. "Standard and Poor's 500" is a service mark of S&P.

The 500 securities, most of which trade on the New York Stock Exchange, represented, as of February 28, 1995, approximately 70% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market value. Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 47% of the Index. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of February 28, 1995, the five largest companies in the Index were: General Electric (2.6%), Exxon Corporation (2.2%), American Telephone & Telegraph (2.2%), Coca-Cola (2.0%) and Royal Dutch/Shell (1.7%). The largest industry categories were telephone companies (8.2%), pharmaceuticals (5.8%), financial institutions (5.4%), retail (5.1%) and producer goods (5.0%).

GENERAL: Each Equity Fund may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors. Each Equity Fund (except the Nations Equity Index Fund) also may invest in restricted, private placement and other illiquid securities, real estate investment trust securities and securities issued by other investment companies, consistent with the Fund's investment objective and policies.

BALANCED FUND:

NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset groups in which the Fund principally invests: common stocks, fixed income securities and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. In general, the Adviser believes that common stocks typically offer the best opportunity for long-term capital appreciation, and that high quality companies with

                                                                              11
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
above average earnings growth and return on equity offer the best growth prospects among common stocks.

The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. The stocks are primarily those of seasoned, financially strong U.S. companies with records of above-average earnings growth and above-average capital growth potential. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.

The Fund also will invest in government, corporate and mortgage-backed securities (see "Appendix A -- Asset-Backed Securities"). Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA") or Thomson BankWatch, Inc. ("BankWatch"), or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. S&P, Moody's, D&P, Fitch, IBCA and BankWatch are the six Nationally Recognized Statistical Rating Organizations (collectively, "NRSROs"). Obligations with the lowest investment grade rating (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired. Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments, see "Appendix A."

The Fund also may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors and engage in dollar roll transactions. The Fund also may invest in restricted, private placement and other illiquid securities, and may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. See "Appendix A" below for additional information concerning the investment practices of this Fund.

BOND FUNDS:

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

Certain government securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity of the Fund. See "Investment Objectives and Policies" in the Fund's SAI. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS GOVERNMENT SECURITIES FUND: Under normal circumstances, substantially all, and in any event, at least 65% of the Fund's assets, will be invested in U.S. Government Obligations. U.S. Government Obligations include Treasury Obligations, which differ only in their interest rates, maturities and times of issuance. U.S. Government Obligations also include obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, such as obligations of the
Fed-

12
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
eral National Mortgage Association ("FNMA"). For a more detailed description of the investment practices of this Fund, see "Appendix A -- U.S. Government Obligations" and "Asset Backed Securities."

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, existing circumstances warrant.

NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, the Nations Short-Term Income Fund may invest in a broad range of debt obligations such as U.S. Government Obligations; corporate debt obligations, including bonds, notes and debentures rated investment grade by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix
A -- Foreign Securities"); and mortgage-related securities of governmental issuers, including GNMA, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs", real estate investment trust securities or mortgage-backed bonds; other Asset-Backed Securities rated by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix
A -- Asset Backed Securities.")

The Fund will invest, under normal market conditions, at least 65% of the total value of its assets in investment grade corporate bonds and mortgage-backed bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund generally will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic conditions warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its assets in securities of foreign issuers. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, the Nations Diversified Income Fund may invest in a broad range of corporate convertible and non-convertible debt obligations such as fixed and variable rate bonds; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSRO's, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.") In pursuing its investment objective, the Fund also may invest in dividend-paying convertible and non-convertible preferred and common stocks.

Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in fixed income securities, such as government, government agency and corporate bonds. Most obligations acquired by the Fund

                                                                              13
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will be issued by companies or governmental entities located within the United
States. Not less than 65% of the debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, the Nations Strategic Fixed Income Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government Obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.") Pursuant to its investment objective, the Fund also may invest in dividend paying preferred and common stock.

Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in government, corporate and mortgage-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities." See "Appendix A" below for

14
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additional information concerning the investment practices of this Fund.

NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.

The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.

The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various count-ries and currencies will vary in accordance with the Adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.

Under normal market conditions, the Fund intends to invest primarily in securities rated A or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by the Adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S & P, but does not, as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. The Adviser expects that the Fund's dollar-weighted average maturity will not be greater than fifteen years under normal market conditions.

Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

GENERAL: The Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. Each of those Funds also may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Each of those Funds may engage in reverse repurchase agreements and dollar roll transactions. The Nations Global Government Income Fund may invest in money market instruments, forward foreign currency exchange contracts, futures and options and other instruments. Additionally, each Bond Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE NATIONS INTERNATIONAL EQUITY FUND, NATIONS EMERGING MARKETS FUND, NATIONS PACIFIC GROWTH FUND AND NATIONS GLOBAL GOVERNMENT INCOME FUND: Investors should understand and consider carefully the special risks involved in foreign

                                                                              15
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investing. In addition, each of these Funds presents unique risks that investors should be aware of.

Investors in The Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of it's total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.

Investors in the Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. For example, the return of Hong Kong to Chinese dominion may have a profound effect on both Hong Kong and China, and could affect the entire Pacific Basin and Far East.

The same is true, but even more so, for the emerging market countries in which the Nations Emerging Markets Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.

The Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.

Moreover, for each of the Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for an additional discussion of the risks associated with an investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.

PORTFOLIO TURNOVER: Generally, the Equity Funds, the Balanced Fund and the Bond Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, annual portfolio turnover rates will not exceed 75% for Nations Emerging Markets Fund and Nations Pacific Growth Fund and 175% for Nations Global Government Income Fund. The portfolio turnover rates of the indicated Funds for the fiscal years ended November 30, 1994 and 1993 were as follows: Nations Value Fund -- 75% and 64%, respectively; Nations Capital Growth Fund -- 56% and 81%, respectively; Nations Balanced Assets -- 156% and 50%, respectively; Nations Short-Intermediate Government Fund -- 133% and 92%, respectively; Nations Short-Term Income Fund -- 293% and 121%, respectively; Nations Diversified Income Fund -- 144% and 86%, respectively; and Nations Strategic Fixed Income Fund -- 307% and 161%, respectively. The portfolio turnover rates for the Nations Disciplined Equity Fund for the periods ended November 30, 1995 and April 30, 1994 were 177% and 475%, respectively. The portfolio

16
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turnover rates of the Nations Emerging Growth Fund for the fiscal year ended
November 30, 1994 and the period from commencement of operations to November 30, 1993 were 129% and 159%, respectively. The portfolio turnover rate of the Nations Equity Index Fund for the period from commencement of operations to November 30, 1994 was 14%. The portfolio turnover rates for the indicated Fund for the fiscal years ended May 31, 1995 and 1994 were as follows: Nations Equity Income Fund -- 158% and 116%, respectively; Nations International Equity
Fund -- 92% and 39%, respectively; and Nations Government Securities Fund -- 413% and 56%, respectively. If a Fund's portfolio turnover exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders.

RISK CONSIDERATIONS: Although the Adviser of the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.

Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, i.e., that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the Investment Company Act of 1940, as amended (the "1940 Act") in obligations of domestic banks.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Each Fund (other than the Nations Global Government Income Fund) may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The Nations Global Government Income Fund may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of such Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

                                                                              17
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In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown

From time to time the Funds may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of a Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods.

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Trust B Shares, the Money Market Funds offer Trust A, Investor A, Investor B, Investor C and Investor D Shares. In addition to Trust B Shares, the Non-Money Market Funds offer Trust A, Investor A, Investor C and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your Institution, as defined below.

   How The Funds Are Managed

The business and affairs of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of its Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc. and Nations Portfolio's SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios, respectively.

Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to all of the Funds except for those Funds listed below, for which Nations Gartmore serves as sub-investment adviser.

18
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TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.

TradeStreet provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. Although Nations Portfolios, as a new registrant, does not have an operating history, NationsBank has significant experience managing mutual funds.

Nations Gartmore with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund pursuant to a sub-advisory agreement. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange, which is the holding company for a leading UK-based international fund management group of companies (the "Gartmore Group"). Seventy-five percent of the equity of Gartmore plc is owned by Banque Indosuez S.A., a leading French bank. The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds. As of December 31, 1994 the Gartmore Group had over $30 billion in assets under management. Although Nations Gartmore is newly formed with no experience managing mutual funds, many of its professionals have, in their capacity as employees of the Gartmore Group, managed mutual funds.

Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc. and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to the Non-Money Market Funds, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank or Banque Indosuez S.A. has a lending relationship. For the services provided and expenses assumed pursuant to various Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.50% of the average daily net assets of Nations Equity Index Fund; 0.60% of the average daily net assets of each of the Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund; 0.75% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund; 0.65% of the first $100 million of the Nations Government Securities Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.50% of the Fund's average daily net assets in excess of $250 million; 0.75% of the first $100 million of the Nations Equity Income Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.60% of the Fund's average daily net assets in excess of $250 million; 0.90% of the average daily net assets of Nations International Equity Fund; 1.10% of the average daily net assets of Nations Emerging Markets Fund; 0.90% of the average daily net assets of Nations Pacific Growth Fund; and 0.70% of the average daily net assets of Nations Global Government Income Fund.

For the services provided and the expenses assumed pursuant to sub-advisory agreements, NBAI will pay to TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: 0.15% of the average daily net assets of each of Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund; 0.20% of the average daily net assets of each of Nations Equity Income Fund and Nations Equity Index Fund; 0.25% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund.

For services provided and expenses assumed pursuant to sub-advisory agreements, NBAI will pay Nations Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rates of: 0.70% of Nations International Equity Fund's daily net assets; 0.85% of Nations Emerging Markets Fund's daily net assets; 0.70% of Pacific Growth Fund's daily net assets; and 0.54% of Nations Global Government Income Fund's daily net assets. For the fiscal year ended May 31, 1994, Nations International Equity Fund paid its prior sub-adviser fees at the rate of 0.41% of the Fund's average

                                                                              19
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daily net assets. Although the advisory fees for the Nations Value Fund, Nations
Equity Income Fund, Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund, Nations Global Government Income Fund,
Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund are higher than the advisory fees paid by most other mutual funds, Nations Fund believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.

From time to time, NBAI, TradeStreet and/or Nations Gartmore may waive (either voluntarily or pursuant to applicable state limitations) advisory or sub-advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank, under a prior Advisory Agreement advisory fees at the indicated rate of the following Funds' average daily net assets: Nations Value Fund -- 0.74%; Nations Capital Growth
Fund -- 0.75%; Nations Emerging Growth Fund -- 0.75%; Nations Disciplined Equity Fund -- 0.05%; Nations Equity Index Fund -- 0.10%; Nations Balanced Assets
Fund -- 0.75%; Nations Short-Intermediate Government Fund -- 0.40%; Nations Short-Term Income Fund -- 0.29%; Nations Diversified Income Fund -- 0.40%; and Nations Strategic Fixed Income Fund -- 0.52%. For the fiscal year ended November 30, 1994, after waivers, Nations Disciplined Equity Fund paid its prior sub-adviser fees at the rate of 0.21% of the Fund's average daily net assets.

For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank, under a prior Advisory Agreement fees at the indicated rate of the following Funds' average daily net assets: Nations Government Securities
Fund -- 0.46%; Nations Equity Income Fund -- 0.68%; and Nations International Equity Fund -- 0.40%. For the fiscal year ended May 31, 1995, after waivers, Nations International Equity Fund paid its prior sub-adviser fees at the rate of 0.38% of the Fund's average daily net assets.

Sharon M. Herrmann has been the principal portfolio manager for Nations Value Fund since its inception in 1989. Ms. Herrmann is a Senior Vice President and Director of the Value Equity Style Group and personally manages the core value equity funds of NationsBank's trust investment division. Ms. Herrmann has over 20 years investment experience with NationsBank. Ms. Herrmann earned the Chartered Financial Analyst designation in 1985 and is a member of the Association for Investment Management and Research.

Eric S. Williams, a Senior Vice President of NationsBank, has been the principal portfolio manager for Nations Equity Income Fund since 1991. Mr. Williams is Senior Portfolio Manager for NationsBank's investment management division's Equity Income Style Group. He has a B.S. in Business Administration, SUMMA CUM LAUDE, from East Carolina University and has an M.B.A. in Finance from Indiana University. Mr. Williams has been with NationsBank's investment management division since 1986. He is a member of the Association for Investment Management and Research and is on the Advisory Board of Indiana University's Reese Investment Fund.

Stephen Watson has been the principal portfolio manager of the Nations International Equity Fund since February, 1995. He joined the Gartmore Group as a Global Fund Manager in August 1993 and was recently appointed Head of the International and Global Team. Prior to that, Mr. Watson was employed by James Capel Fund Managers where he acted as a Director, Global Fund Manager and Client Services Manager for various international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their portfolio Management Division and prior to that he was with the investment division at Samuel Montagu. Mr. Watson is currently a member of the Securities Institute.

Philip J. Sanders, a member of the Value Equity Group, has been the principal portfolio manager for the Nations Capital Growth Fund since May of 1995. Mr. Sanders is also the Vice President and Fund Manager of the Nations Balanced Target Maturity Fund. Mr. Sanders joined NationsBank in 1988 and prior to joining NationsBank he was employed at Duke Power Company for six years where he supervised and performed various types of detailed financial analysis. He holds a B.A. in Economics from the University of Michigan and a M.B.A. from the University of North Carolina at Charlotte. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Edward E. Smiley is a Senior Vice President of NationsBank and has been the principal portfolio manager for Nations Emerging Growth Fund since 1992. Mr. Smiley received his B.B.A. in Management from Southern Methodist University in 1966 and is a Chartered Financial Analyst. After serving in investment positions with Merrill Lynch and Dean Witter, Mr. Smiley joined Interfirst Investment Management as a senior portfolio manager in 1980. Mr. Smiley manages Emerging-Midcap Funds Style for NationsBank. Mr. Smiley also serves as one of the officer members on the Growth Equity Style Group. Mr. Smiley is a member of the Association for Investment Management and Research and the Dallas Association of Investment Analysts. Mr. Smiley has over 25 years of investment experience.

Jeff C. Moser, a Senior Vice President of NationsBank, has been the principal portfolio manager for Nations Disciplined Equity Fund since 1995. He joined NationsBank in 1983 and has been employed there as an equity analyst, account portfolio manager and fund manager. Mr. Moser received a B.S. degree in Mathematics

20
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
from Wake Forest University where he graduated Phi Beta Kappa. He also holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research.

Julie L. Hale is the Vice President and Manager of the Balanced Assets Group and Co-Manager of the Equity Income Group and has been the principal portfolio manager for the Nations Balanced Assets Fund since May 1995. Ms. Hale joined NationsBank in 1991 and was previously employed with National City Bank in Ohio and the Mercantile Safe Deposit & Trust Company in Baltimore, Maryland. She received a B.S. from Mount St. Mary's College and an M.B.A. from Kent State University. She is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Gregory H. Cobb is a Vice President and Fixed Income Portfolio Manager at NationsBank and has been principal portfolio manager for Nations Strategic Fixed Income Fund since 1995. Mr. Cobb, who joined NationsBank in 1993, is a member of the Fixed Income Group and has over 7 years of portfolio management experience. Mr. Cobb received a B.A. from the University of North Carolina at Chapel Hill.

David M. Hetherington is Senior Vice President, Director of Fixed Income Management and a member of the Investment Policy Committee. Mr. Hetherington has been the principal portfolio manager of the Nations Short-Term Income Fund since 1995. Mr. Hetherington has over 16 years of investment experience including security analysis and portfolio management. Mr. Hetherington received a B.A. from Duke University and holds the Chartered Financial Analyst designation.

Mark S. Ahnrud is a Vice President and Fixed Income Portfolio Manager at NationsBank. He has been the principal portfolio manager for the Nations Diversified Income Fund since 1992. Mr. Ahnrud is a member of the Fixed Income Team and has eight years of investment experience. Mr. Ahnrud received a B.S. from Babson College and an M.B.A. from Duke University. Mr. Ahnrud holds the Chartered Financial Analyst designation.

John Swaim joined NationsBank in 1986 and has been the principal portfolio manager for Nations Short-Intermediate Government Fund and Nations Government Securities Fund since 1995. Mr. Swaim is a member of the Fixed Income Team and has over eight years of investment experience. Mr. Swaim previously served as derivative products manager for the NationsBank Texas Corporate Investment division portfolio. Mr. Swaim received his B.S. from the University of North Texas and holds an M.B.A. from the University of Texas, Arlington.

Mark Rimmer is the principal portfolio manager of the Nations Global Government Income Fund and has been an International Fixed Income Manager with the Gartmore Group since 1990. He joined Gulf International Bank in 1986 on the trading desk, and subsequently joined their Investment Management Group in 1988, managing multi-currency funds for institutional clients in the Gulf region. Prior to that he was associated with Sumitomo Finance International as a senior trader. Mr. Rimmer graduated from Cambridge University in 1984 with an honors degree in Economics. Mr. Rimmer also is a member of the Institute of Investment Management and Research.

Philip Ehrmann is the principal portfolio manager of the Nations Emerging Markets Fund and is the head of the Nations Gartmore Emerging Markets Team. Prior to joining Nations Gartmore, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. Mr. Ehrmann has over 15 years of investment management experience.

Seok Teoh is the principal portfolio manager of the Nations Pacific Growth Fund. She has been associated with the Gartmore Group since 1990 as the London based manager on its Far East desk. Prior to that Ms. Teoh worked for Overseas Union Bank Securities in Singapore where she was responsible for Singaporean and Malaysian equity sales and then subsequently for Rothschild as a Fund Manager in Singapore and later in Tokyo. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham in 1985.

Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank, that subsidiaries of NationsBank may perform the services contemplated by the various Investment Advisory Agreements, without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any such services, it is expected that the Board of Trustees of Nations Fund Trust and the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.

OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations

                                                                              21
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
Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, TSSG provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.

For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.09% of the following Funds' average daily net assets: Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the following Funds' average daily net assets: Nations Equity Income Fund, Nations International Equity Fund and Nations Government Securities Fund.

NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Trust Shares of the Funds.

Bank of New York, Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.

TSSG serves as the Transfer Agent for each of the Fund's Trust Shares. NationsBank of Texas, N.A. ("NationsBank of Texas", collectively with Morgan Guaranty, called "Custodians") serves as custodian for the assets of each Fund except Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund. NationsBank of Texas also serves as the sub-transfer agent for each Fund's Trust Shares and is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund for which it serves as custodian, (ii) $10.00 per repurchase collateral transaction by such Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving such Funds. In return for providing sub-transfer agency services for the Trust Shares of Nations Fund, NationsBank of Texas is entitled to receive an annual fee from TSSG of $251,000.

Price Waterhouse LLP serves as independent accountants to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Trust B Shares, are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and TSSG; taxes; interest; fees (including fees paid to Nations Fund's trustees, directors and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Trust B Shares also bear certain shareholder servicing costs. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfo-

22
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
lio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the Board of Trustees or the relevant Board of Directors determines is fair and equitable.

   Organization And History

The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as the Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.

NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Money Market Funds currently offer six classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Investor D Shares. The Non-Money Market Funds currently offer five classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor C Shares and Investor N Shares. Certain funds, however, do not offer shares of each class. This Prospectus relates only to the Trust B Shares of the following funds of Nations Fund Trust: Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.

Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of when the 1940 Act requires voting by fund.

As of March   , 1996, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Trust B Shares of the following funds of Nations Fund, Inc.: Nations Equity Income Fund, Nations International Equity Fund and Nations Government Securities Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting

                                                                              23
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
together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of March   , 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 50,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Trust B Shares of Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.

Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.

As of March   , 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosure on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

Trust B Shares are sold primarily to qualified plans and other financial institutions (including NationsBank and its affiliated and correspondent banks) ("Institutions") that have entered into shareholder administration agreements ("Administration Agreements") with Nations Fund and that are acting on behalf of their customers ("Customers") having a qualified trust account at or relationship with the Institution.

Trust B Shares are purchased at net asset value per share without the imposition of a sales charge according to procedures established by the Institution. Institutions, however, may charge their Customers' accounts for services provided in connection with the purchase of shares. Purchases of the Funds may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business ("NYSE Business Day"). A NYSE Business Day is a "Business Day" as that term is used in this Prospectus.

There is a minimum initial investment of $1,000 for each record holder; there is no minimum subsequent investment.

The Institutions have entered into Administration Agreements whereby they will provide various shareholder services for their Customers that own Trust B Shares. From time to time, Nations Fund may voluntarily reduce the maximum fees payable for shareholder services.

Nations Fund reserves the right to reject any purchase order. The issuance of Trust B Shares is recorded on the books of the Funds, and share certificates are not issued.

Purchase orders for Trust B Shares in the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution.

Institutions are responsible for transmitting orders for purchases of Trust B Shares by their Customers, and for delivering required funds, on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Fund.

   Shareholder Administration Arrangements

The Funds have adopted a Shareholder Administration Plan (the "Administration Plan") pursuant to which Institutions provide shareholder administration services to their Customers who from time to time beneficially own Trust B Shares. Payments under the Administration Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.60% of the average daily net asset value of the Trust B Shares beneficially owned by Customers with whom the Institutions have a servicing relationship. Additionally, in no event may the portion of the shareholder administration fee that constitutes a "service fee," as that term is defined in Article III, Section 26(b)(9) of the Rules of Fair Practice of the NASD, exceed 0.25% of the average daily net asset value of such Trust B Shares of a Fund. Holders of Trust B Shares will bear all fees paid to Institutions under the Administration Plan.

Such shareholder services supplement the services provided by Stephens, TSSG and the Transfer Agent to shareholders of record. The shareholder services provided by Institutions may include: (i) aggregating and processing purchase and redemption requests for Trust B Shares from Customers and transmitting promptly net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Trust B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Trust B Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries

                                                                              25
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
concerning their investment in Trust B Shares; (vii) providing sub-accounting with respect to Trust B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services; and (xii) providing such other similar services as may be reasonably requested.

Nations Fund may suspend or reduce payments under the Administration Plan at any time, and payments are subject to the continuation of the Administration Plan described above and the terms of the Administration Agreement between Institutions and Nations Fund. See the SAIs for more details on the Administration Plan.

The Administration Plan also provides that, to the extent any portion of the fees payable under the Administration Plan is deemed to be for services primarily intended to result in the sale of Fund shares, such fees are deemed approved and may be paid under the Administration Plan. Accordingly, the Administration Plan has been approved and will be operated pursuant to Rule 12b-1 under the 1940 Act.

Nations Fund understands that Institutions may charge fees to their Customers who are the owners of Trust B Shares in connection with their Customers' accounts. These fees would be in addition to any amounts which may be received by an Institution under its Administration Agreement with Nations Fund. The Administration Agreement requires an Institution to disclose to its Customers any compensation payable to the Institution by Nations Fund and any other compensation payable by the Customers in connection with the investment of their assets in Trust B Shares. Customers of Institutions should read this Prospectus in light of the terms governing their accounts with their Institutions.

Conflict of interest restrictions may apply to the receipt by Institutions of compensation from Nations Fund in connection with the investment of fiduciary assets in Trust B Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Trust B Shares.

   How To Redeem Shares

Customers may redeem all or part of their Trust B Shares in accordance with instructions and limitations pertaining to their account at an Institution. It is the responsibility of the Institutions to transmit redemption orders to Stephens or to the Transfer Agent and to credit their Customers' accounts with the redemption proceeds on a timely basis. It is the responsibility of Stephens to transmit orders that it receives to Nations Fund. No charge for wiring redemption payments is imposed by Nations Fund, although the Institutions may charge their Customer accounts for these or other services provided in connection with the redemption of Trust B Shares. Information concerning these services and any charges are available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.

With respect to the Funds, redemption proceeds are normally remitted in federal funds wired to the redeeming Institution within three Business Days following receipt of the order.

Nations Fund may redeem a shareholder's Trust B Shares if the balance in such shareholder's account drops below $500 as a result of redemptions, and the shareholder does not increase his or her balance to at least $500 on 60 days' written notice. If a shareholder has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution, and the balance in such Institution account falls below that minimum, the shareholder may be obliged to redeem all or a part of his or her Trust B Shares in the Funds to the extent necessary to maintain the required minimum balance in such Institution account. Nations Fund also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

   How To Exchange Shares

The exchange feature enables a shareholder of Trust B Shares of a Fund to acquire Trust B Shares of another Fund when that shareholder believes that a shift between Funds is an appropriate investment decision. An exchange of Trust B Shares for Trust B Shares of another Fund is made on the basis of the next calculated

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net asset value per share of each Fund after the exchange order is received.

The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased.

Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Institution through which the original shares were purchased. Investors should consult their Institution or Stephens for further information regarding exchanges.

Trust B Shares may be exchanged by directing a request directly to the Institution through which the original Trust B Shares were purchased or in some cases Stephens or the Transfer Agent. Investors should consult their Institution or Stephens for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Institution.

   How The Funds Value Their Shares

The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each NYSE Business Day. Currently, the days on which the Exchange is closed (other than weekends) are:
New Year's Day, President's Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Funds' portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income are declared daily and paid monthly by the Bond Funds. Dividends from net investment income are declared and paid each fiscal quarter by the Equity Funds and the Balanced Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually.

Trust B Shares of the Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Trust B Shares of the Equity Funds and the Balanced Fund are eligible to receive dividends when declared, provided however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.

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The net asset value of Trust B Shares in the Funds will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Certain purchasing Institutions may provide for the reinvestment of dividends in additional Trust B Shares of the same Fund. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Trust B Shares in a Fund. Each Fund's net investment income available for distribution to the holders of Trust B Shares will be reduced by the amount of shareholder servicing fees payable to Institutions under the Servicing Agreements.

TAX INFORMATION

Each Fund intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss will be taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an Individual Retirement Account are generally deferred under the Code.)

Corporate shareholders may be entitled to the dividends received deduction for distributions from those Funds investing in the stock of domestic corporations to the extent of the total qualifying dividends received by the distributing Fund. Corporate shareholders of the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

Substantially all of the net realized long-term capital gains of the Non-Money Market Funds, if any, will be distributed at least annually to such Funds' shareholders. These Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to such shareholders who are not currently exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held such Funds' shares and whether such gains are received in cash or reinvested in additional shares. The Money Market Funds do not expect to realize long-term capital gains and, therefore, do not expect to distribute any capital gain dividends.

Portions of the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of each Fund will consist of securities of foreign issuers, and therefore each Fund may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state and local taxes.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, the Fund is required by the Internal Revenue Service to withhold 31% of any dividend (other than exempt-interest dividends) and/or redemption (including exchange redemptions). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

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The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situations. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET BACKED SECURITIES: Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

The life of an Asset Backed Security varies depending upon the rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE BACKED SECURITIES represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

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The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.

Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized mortgage obligations or "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.

The average life of mortgage backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity of the Funds. For additional information concerning mortgage backed securities, see the related SAI.

NON-MORTGAGE ASSET BACKED SECURITIES include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass- through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will

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have remaining estimated lives at the time of purchase of five years or less.

The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue Asset Backed Securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset Backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset Backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset Backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset Backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset Backed Securities, credit card receivables are unsecured obligations of the card holder.

The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for Asset Backed Securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed. As stated above, each Fund intends to limit its purchases of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, the Nations Treasury Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

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At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.

CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

FIXED INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

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A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Nations International Equity Fund will generally not enter into a forward contract with a term of greater than one year.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as equity swap contracts, interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts ("GICs") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general as seperate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

A Fund will only purchase GICs from issuers which, at the time of purchase, and meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secon-

                                                                              33
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dary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are generally considered to be illiquid investments.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not knowingly invest more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. The Non-Money Market Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.

If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

LOWER-RATED DEBT SECURITIES: Lower-rated, high-yielding securities are those rated Ba or B by Moody's or BB or B by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Funds intend to limit their investments in lower-quality debt securities to 35% of assets.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.

34
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Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: With respect to Non-Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of one year or less. With respect to Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of 397 days or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the

                                                                              35
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
extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and Nations Institutional Reserves.

SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.

SHORT SALES: A short sale is the sale of a security that a Fund does not own. A short sale is "against the box" if at all times when the short position is open a Fund owns an equal amount of securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities sold short.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., GNMA certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home

36
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
Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

VARIABLE AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating-interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstand-

                                                                              37
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
     ing investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2 and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstand-

38
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
ing, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

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The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

The following summarizes the three highest short-term debt ratings used by IBCA:

     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

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